ASSET MANAGEMENT FUND

Money Market Fund

Ultra Short Mortgage Fund

Ultra Short Fund

Short U.S. Government Fund

Intermediate Mortgage Fund

U.S. Government Mortgage Fund

SUPPLEMENT DATED JANUARY 10, 2012

TO PROSPECTUS DATED MARCH 1, 2011

Effective January 17, 2012, the Funds’ Transfer Agent, The Northern Trust Company, will assume certain shareholder servicing duties. Accordingly, on January 17, 2012, the Prospectus is revised as follows:

The last sentence in the last paragraph under “Fund Performance History” on page 4 of the Prospectus is revised as follows:

To obtain the Fund’s current 7-day yield information, please call us toll-free at 1-800-247-9780.

The last three paragraphs in each Fund’s summary section under the sub-section “Purchase and Sale of Fund Shares” on pages 4, 9, 13, 18, 22 and 26 of the Prospectus is replaced with the following:

Shares of the Fund may be purchased through a financial intermediary or by completing an application, which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

The minimum initial investment in the Fund is $10,000; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

The second sentence in the first paragraph in “Investing in the Funds” in the sub-section “Share Purchases” on page 32 of the Prospectus is replaced with the following:

After a complete application form has been received and processed, orders to purchase shares of the Funds may be made by telephoning the Funds’ Transfer Agent at (800) 247-9780.

The last two sentences in the sixth paragraph in “Investing in the Funds” in the sub-section “Share Purchases” on page 32 of the Prospectus is replaced with the following:

In addition, the Trust and its designated agents may prohibit or restrict the investor from making future purchases of the Trust’s shares. The Trust’s designated agents reserve the right to reimburse the Trust in their sole discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor’s failure to make timely payment.

The last sentence in the seventh paragraph in “Investing in the Funds” in the sub-section “Share Purchases” on page 33 of the Prospectus is replaced with the following:

The Trust and its designated agents reserve the right to reject any purchase order.

The first sentence in “Investing in the Funds” in the sub-section “Minimum Investment Required” on page 33 of the Prospectus is replaced with the following:

The minimum initial investment in each Fund is $10,000; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion.

The first sentence in “Investing in the Funds” in the sub-section “Dividends” on page 34 of the Prospectus is replaced with the following:

For all Funds, dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m. (3:00 p.m. for the Money Market Fund), New York City time, and are automatically reinvested in additional shares of the same Fund unless the shareholder requests cash payments by contacting the Transfer Agent.

The first sentence in the section “Redeeming Shares” on page 35 of the Prospectus is replaced with the following:

The Funds redeem shares at their respective net asset value next determined after the Transfer Agent receives the redemption request.

The first two sentences in the first paragraph in the “Redeeming Shares” section under the sub-section “Telephone Redemption” on page 35 of the Prospectus is replaced with the following:

Shareholders may redeem their shares by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Shareholders may experience difficulties contacting the Transfer Agent during drastic economic events, political uncertainty or national tragedies. At such times, shareholders may also call (800) 527-3713.

The first sentence in the second paragraph in the “Redeeming Shares” section under the sub-section “Telephone Redemption” on page 35 of the Prospectus is replaced with the following:

Shareholders may redeem their shares by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780.

The first paragraph in the section “Written Requests” on page 35 of the Prospectus is replaced with the following:

Shares may also be redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

The last sentence in the third paragraph in the “Written Requests” section under the “Signatures” sub-section on page 36 is replaced with the following:

Shareholders with questions concerning documentation should call the Transfer Agent at (800) 247-9780.

The first three sentences in the first paragraph under the section “Exchanges” on page 36 of the Prospectus is replaced with the following:

Shareholders may exchange shares of a Fund for shares in another Fund of the Trust by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Exchanges may also be made by written request as previously described under “Written Requests.” The minimum amount for an exchange is the minimum initial investment of the Fund whose shares are being acquired, provided, however, that the Trust and/or its designated agents reserve the right to accept exchanges below the minimum in their sole and absolute discretion.

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND

230 W. Monroe Street

Chicago, Illinois 60606